VirTra

The World's Most Effective and Advanced Training Simulator Systems


POLICE

INVESTOR PRESENTATION

NASDAQ: VTSI

Forward Looking Statements

This presentation contains or incorporates by reference certain forward-looking statements that are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "outlook," "seek," "anticipate," "estimate," "approximately," "believe," "could," "project," "predict," or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe that the expectations reflected in our forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth or anticipated in our forward-looking statements. Factors that could have a material adverse effect on our forward-looking statements and upon our business, results of operations, financial condition, funds derived from operations, cash available for dividends, cash flows, liquidity and prospects include, but are not limited to, the factors referenced in this report, including those set forth below.

When considering forward-looking statements, you should keep in mind the information set forth under "Risk Factors" included in VirTra, Inc.'s annual report on Form 10-K for the year ended December 31, 2018, other cautionary statements in the annual report, and information contained in subsequent filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our views as of the date of this presentation. Our actual results and performance to differ materially from those set forth or anticipated in forward-looking statements. We cannot guarantee future results or performance. Furthermore, except as required by law, we are under no duty to, and we do not intend to, update any of our forward-looking statements after the date of this presentation, whether as a result of new information, future events or otherwise.

About VirTra

- VirTra provides the **world's finest training simulators** for the law enforcement and broader defense industries
- We **safely & cost-effectively** replicate the stress & uncertainty of real-world confrontations
- **Our mission** is to teach first responders how to de-escalate a potentially violent situation
- And how to respond with appropriate force when necessary to increase both **police *and* civilian safety**

By the Numbers

$12.2 Million
in Revenue (TTM)

Deployed in
Hundreds of Agencies
in **32** Countries

$10.1 Million
Backlog as of
June 30, 2019

95%+
Customer Retention

Police Training is Needed & Supported

68%

of Americans support additional training for police (1)



*"A solid **majority** of Americans **approve** of de-escalation training even though most believe police officers use appropriate force and have integrity."* (1)

(1) Ekins, Emily. "Policing in America: Understanding Public Attitudes Toward the Police. Results from a National Survey." *Cato Institute*, 7 Dec. 2016, www.cato.org/survey-reports/policing-america.

VirTra

Current Methods Are Insufficient or Too Expensive

Classroom/Academics/Online
- Knowledge does not equal performance

Simunition® Training with Actors
- Expensive, time consuming
- Very limited de-escalation training
- No debrief or review ability

Shooting Range/Live Fire
- No decision-making involved
- No stress
- Expensive (30-50¢/round vs. 1¢ w/ VirTra)

WHAT'S NEEDED?

- **Effective Training via Reviewable & Repeatable Scenarios**
- **Safely Induced Stress**
- **Quick Decision Making – Life/Death**

Current headlines underscore the need for effective police training

VirTra

V-300® Degree Simulator


VirTra


POLICE



V-100®

- Single-screen simulation training

V-180®

- 180-degree immersive training environment

VirTra


N 37th Ave
W Cactus Rd



Driving Simulators

- Announced March 2019
- Expands **TAM**
- Creates unique **cross-selling** opportunities

- **3** Initial orders received with total contract value of **$2.7 million**


VirTra
VirTra
VirTra

V-ST PRO®

- Shooting and skills training simulator
- Up to 5 screens
- 1 to 30 lanes of marksmanship

Industry-Leading Accessories

User Input ⇆	System Feedback
Firearms & TASER	**Threat-Fire®**
Realistic firearms parts swapped for simulation	**Patented** technology delivers adjustable electric impulse
Trainees use the weapons they carry every day	Simulating hostile return fire changes **Effectiveness**
Wide-selection of supported makes and models	**Skin-in-the-Game** increases stress & physiological response

Additional **patents** acquired from **Tiberius Technology** in **February 2019** to increase **realism**




DANGER
VirTra
SN: 1015

VirTra

V-VICTA Curriculum

VirTra – Virtual Interactive Coursework Training Academy ™

- Nationally recognized, certified curriculum and interactive virtual coursework
- Meets standards set by **IADLEST** National Certification Program™ for POST certification in **35** states

Human Factors in Force Encounters

Contact and Cover Concepts

Injured Officer Handgun Manipulation

Tourniquet Application Under Threat

TASER Targeting

High-Risk Vehicle Stop

Law Enforcement Market

Domestic

- **$650 million TAM (**6,500 larger U.S. agencies[1])
- Currently serving hundreds of domestic agencies
- STEP – potential to expand to all 18,000 U.S. agencies

International

- Currently in 31 countries internationally

Notable Existing Deployments

Domestic	International
AZ Dept. of Public Safety	Australia
Denver Police Dept.	Brazil
New Jersey Transit Police	Colombia
L.A. County Sheriff's Dept.	Mexico
San Francisco Police Dept.	Ukraine
Anaheim Police Dept.	Pakistan

(1) Represents 1/3 of entire market (18,000 police departments)


POLICE
K-9

VirTra

International System Deployment

VirTra simulators have been deployed in **32** countries worldwide out of **174** potential.



VirTra

Why Customers Choose VirTra

VirTra		Competition
Realistic **300º** and **180º** simulators with >100 deployments for each category	→	None or very few **300º** and **180º** simulator deployments
Far Superior Training Content Library	→	Simplistic and low-budget scenarios, often lacking in realism and training value
Add real stress through the **patented Threat-Fire®** product	→	Lacking patented device
Top Reputation for quality products and customer service	→	Try to copy VirTra's products with inconsistent quality and customer service
Higher quality training can **decrease** legal liabilities	→	Inferior products make for poor legal defense and protection

Financial Overview

Proven track record of consistent revenue and net income growth

Total Revenue


$9.9
$13.3
$15.7
$16.5
$18.1
$12.2
2014
2015
2016
2017
2018
TTM

($ in millions)

Gross Profit


$5.5
$7.7
$9.7
$10.2
$11.0
$6.4
2014
2015
2016
2017
2018
TTM

($ in millions)

Net Income


$1.3
$1.5
$2.1
$3.3 *
$0.8
($2.2)
2014
2015
2016
2017
2018
TTM

($ in millions)

**Includes a one-time tax benefit of $2 million (net) for 2017*
TTM for Period Ended June 30, 2019

VirTra

Solid Balance Sheet & Clean Capital Structure

Clean capital structure

7.7 million shares outstanding

Repurchased $812K of stock as of June 30, 2019

No debt and no preferred equity

$ in Millions	**June 30, 2019**	Dec. 31, 2018
Cash & CDs	**$3.3**	$6.0
Total Assets	**$16.6**	$15.2
Total Debt	**$0.0**	$0.0
Total Equity	**$9.3**	$10.6

Growth Tactics

Building upon a strong foundational core to scale and grow our business

Leverage Strategic Partnerships	• Force Science Institute • Haley Strategic Partners • National Sheriff's Association
Grow Beyond Existing Products/Markets	• Introduce new product categories and increase recurring revenue streams • Leverage existing and new technology for new market expansion opportunities
Grow Within Existing Products/Markets	• Generate new sales with medium – large police depts. • Increase new content, warranty coverage and upgrades amongst existing customers

VirTra

STEP – Subscription Training Equipment and Partnership Program

- Launched March 2019
- **12 month subscription**
- Increases **recurring revenue**
  - More consistent & predictable
- Increases **TAM**
  - Reduces upfront costs
  - **Lowers barrier to entry** for agencies

The industry's only subscription-based law enforcement simulator training



VirTra

Additional Growth Opportunities: Military

- **Military market expanding** as simulation training gains acceptance & tech improves
- Growing demand for **AR/VR Tech, De-escalation, and Recoil Kits** — well suited to VirTra's legendary innovation and core immersive tech



Engaged **JL O'Connell & Associates** to expand military sales and marketing efforts in **July 2019**

VirTra

Investment Considerations

Industry Leader

- Best-in-class de-escalation & judgmental use-of-force simulators
- Alternatives are often too expensive, too unrealistic or too dangerous

Superior Technology

- Most effective solution (simulator, content, firearms, Threat-Fire® and more)
- Most sophisticated, comprehensive product line and library of training content (barrier to entry)

Strong Financial Performance

- Organic revenue growth since 2004; 5-year CAGR of 16% through 2018
- $3.3 million in cash and CDs; No debt
- $10.1 million backlog as of June 30, 2019

Contact Us

VirTra, Inc.

www.virtra.com

Investor Relations

Matt Glover or Charlie Schumacher
Gateway Investor Relations
VTSI@gatewayir.com
(949) 574-3860



Appendix

Additional Officer Testimonials

“

I **definitely feel better** about going out on the next call after being put through the paces in the VirTra system.”

- O’Fallon Police Officer

“

It’s **not a one-time training tool** – the **opportunities are limitless.”**

– First Sergeant Joe Bice
Stafford County Sheriff’s Office

“

There are a lot of scenarios on the VirTra system that allow for us practicing de-escalation. If you do these things successfully, **you don’t have to use force** – you can just talk a subject through the situation.”

– Officer Matthew Austin, Omaha Police Department

Senior Management



Bob Ferris, Chief Executive Officer

Mr. Ferris founded Ferris Productions, Inc. in 1993 and, after the merger between Ferris Productions and GameCom in September 2001, he became CEO of the combined company, VirTra, in 2008. Mr. Ferris's vision was to create the most effective simulators in the world, and he helped create the ideas and attract the talent responsible for developing VirTra's market leading products. When he became CEO, VirTra had a depressed stock price and over $4 million in debt. He then led the company to become what it is today, having a strong market position, generating profits and possessing a solid balance sheet. He is an inventor on multiple patents and considered one of the top experts in the world at applying virtual reality and simulation technology to solve real world problems. Mr. Ferris attended the US Air Force Academy and received a degree in Systems Engineering from the University of Arizona.



Matt Burlend, Chief Operating Officer

Prior to joining the pre-merger company, Ferris Productions, Inc. in 1999, Mr. Burlend was a mechanical engineer focused on the design of automated production equipment for Panduit, a $1+ billion per year global manufacturing company. At VirTra he worked his way up from engineer to becoming COO in 2011. Over the years, Mr. Burlend has contributed significantly to managing the design, production and support of VirTra's most successful and innovative simulator products and has achieved a highly successful track record in the daily operations of VirTra's core business. In addition, he was instrumental in managing the company from a debt position of over $4 million, to becoming debt-free in less than three years at the height of the 2008 recession, to then achieving profits. Mr. Burlend graduated from Olivet Nazarene University with a Mechanical Engineering Degree.



Judy Henry, Chief Financial Officer

Ms. Henry has over 25 years of experience in finance and accounting, holding positions as Chief Financial Officer, Director of Finance and Controller for public, private and municipal corporations in the technology, accounting, venture capital and real estate sectors. From 2009 to 2015, Ms. Henry was CFO and Deputy Executive Director for Housing Kitsap, a municipal corporation based in the Pacific Northwest focused on developing and managing affordable housing. Previously, she worked as Director of Finance for Secure Asset Reporting, Inc., a provider of remote asset management solutions, which in 2007 merged with MyCom Group, Inc., an OTC-listed company. Ms. Henry has also provided CFO/Controller consultancy services in the Greater Seattle area for the CPA firm Moss Adams. Ms. Henry holds a Masters of Business Administration degree from Pacific Lutheran University and dual Bachelor of Science degrees in Accounting and Finance from Central Washington University.

VirTra

Board of Directors

Mitchell A. Saltz, Director

Mr. Saltz has served as a director since 2016. He has also served as a director of American Outdoor Brands Corporation (formerly, Smith & Wesson Holding Corporation), a publicly traded company with shares listed on NASDAQ, since 1998 and served as its Chairman of the Board and CEO from 1998 through 2003. American Outdoor is a leading manufacturer, designer and provider of consumer products for the shooting, hunting and rugged outdoor enthusiast. Mr. Saltz has been since December 2015 Chairman of the Board of Modern Round Entertainment Corp., a publicly held company formed to create and roll out nationally an entertainment concept centered around a virtual interactive shooting experience utilizing laser technology-based replica firearms and extensive food and beverage offerings, and was a principal of its predecessor, Modern Round LLC. Mr. Saltz has served as the Chairman of Quest Resource Holding Corporation, an environmental solutions company that serves as a single-service provider of recycling and environment-related programs, services and information, or its predecessors since 2005 and the Chairman and Managing Partner of Southwest Capital Partners, an investment banking firm, since 2009. Mr. Saltz founded Saf-T-Hammer in 1997, which developed and marketed firearm safety and security products designed to prevent the unauthorized access to firearms, which acquired Smith & Wesson Corp in May 2001.

Jeffrey Brown, Director

Mr. Brown has served as a director since 2011. He has been a Certified Public Accountant ("CPA") since 1993 and a financial planning service provider for over 12 years, performing financial services for a wide range companies. From 2002 to 2004, Mr. Brown was the Chief Financial Officer for Gold Canyon Candles, a provider of fragranced candles and accessories during a period of rapid growth in revenues. From 1990 to 1994, Mr. Brown was an auditor at Ernst & Young performing audits for a variety of organizations. Mr. Brown received a Bachelor of Science in Accounting from California State University, San Bernardino and his CPA designation in 1993.

Jim Richardson, Director

Mr. Richardson has served as a director since October 9, 2017. He is the co-founder and has been the chief executive officer of NaturalPoint Inc. since 1996. NaturalPoint is a global leader in head tracking for PC gaming and optical motion capture hardware and software. Mr. Richardson has led NaturalPoint since its formation and is responsible for devising its high-level strategy and the engineering, marketing and sales efforts. Through Mr. Richardson's efforts, he led to profitable revenue growth, enabling it to gain significant market share culminating in its sale to Planar Systems, Inc., a developer, manufacturer and marketer of electronic display products and systems for $125M in cash. Mr. Richardson studied Mechanical Engineering at the University of California at Berkeley.